UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2020 (June 24, 2020)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, England
 (Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Annual General Meeting of Shareholders (the “Annual Meeting”) of Tronox Holdings plc (the “Company”) was held on June 24, 2020.

(b) At the Annual Meeting, shareholders voted in favor of the following proposals:

Proposal 1. Election of directors. To elect directors to terms expiring in 2021.

Nominee	Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
Jeffry N. Quinn	119,741,167	98.85%	1,265,937	1.04%	122,074	.10%	11,224,873
Ilan Kaufthal	120,787,286	99.71%	197,244	0.16%	144,648	.11%	11,224,873
Mutlaq Al-Morished	115,215,505	95.11%	5,774,671	4.76%	139,002	.11%	11,224,873
Vanessa Guthrie	120,847,657	99.76%	208,880	0.17%	72,641	.05%	11,224,873
Peter B. Johnston	112,473,161	92.85%	8,533,100	7.04%	122,917	.10%	11,224,873
Ginger M. Jones	120,726,543	99.66%	328,504	0.27%	74,131	.06%	11,224,873
Stephen Jones	120,873,812	99.78%	125,806	0.10%	129,560	.10%	11,224,873
Moazzam Khan	120,770,652	99.70%	228,570	0.18%	129,956	.10%	11,224,873
Sipho Nkosi	120,795,799	99.72%	206,278	0.17%	127,101	.10%	11,224,873

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay”).

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
120,032,076	99.09%	923,875	.76%	173,227	.14%	11,224,873

Proposal 3. To ratify the appointment of the Company’s independent registered public auditor.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
132,062,422	99.77%	155,825	.11%	135,804	.10%	0

Proposal 4. To approve receipt of the Company’s U.K. audited annual accounts and related directors’ and auditor’s report for the fiscal year ended December 31, 2019.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
132,059,254	99.77%	60,546	.04%	234,251	.17%	0

Proposal 5. To approve the Company’s U.K. directors’ remuneration policy.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
120,418,065	99.41%	540,297	0.44%	170,816	.14%	11,224,873

Proposal 6. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report for the fiscal year ended December 31, 2019.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
120,332,315	99.34%	621,702	.51%	175,161	.14%	11,224,873

Proposal 7. To re-appoint PricewaterhouseCoopers LLP as the Company’s U.K. statutory auditor for the fiscal year ended December 31, 2020.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
132,037,093	99.76%	174,160	.13%	142,798	.10%	0

Proposal 8. To authorize the Board of Directors or Audit Committee to determine the remuneration of PwC U.K. in its capacity as the Company’s U.K. statutory auditor.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
132,036,129	99.75%	195,304	.14%	122,618	.09%	0

Proposal 9. To approve an amendment to the Tronox Holdings Amended and Restated Management Equity Incentive Plan for the sole purpose of increasing the authorized shares thereunder.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
107,743,795	88.94%	13,258,502	10.94%	126,881	.10%	11,224,873

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: June 25, 2020	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary